UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Fort Dearborn Income Securities, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Fort Dearborn Income Securities, Inc.

Notice of annual meeting of shareholders

December 7, 2012

To the shareholders:

The annual meeting of shareholders of Fort Dearborn Income Securities, Inc. (the "Fund") will be held on Friday, December 7, 2012 at 1:00 p.m., Central Time, at One North Wacker Drive, 38th Floor, Chicago, Illinois 60606 for the following purposes:

(1)  To elect five (5) Directors to serve until the annual meeting of shareholders in 2013, or until their successors are elected and qualified or until they resign or are otherwise removed; and

(2)  To transact such other business as may properly come before the meeting or any adjournment thereof.

You are entitled to vote at the meeting and any adjournments thereof if you owned Fund shares at the close of business on October 9, 2012. If you attend the meeting, you may vote your shares in person. To obtain directions to attend the meeting and vote in person, call the Fund's toll-free number: 1-800-647 1568. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope.

By order of the Board of Directors,

Mark F. Kemper
Vice President and Secretary

November 2, 2012
One North Wacker Drive
Chicago, Illinois 60606

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on December 7, 2012. The proxy statement is available at www.ubs.com/us/en/asset_management/individual_investors/closed_end_funds.html.

Your vote is important no matter how many shares you own

Please indicate your voting instructions on the enclosed proxy card, date and sign it, and return it in the postage paid envelope provided. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted "FOR" the nominees for director named in the attached proxy statement, and in the proxies' discretion, either "FOR" or "AGAINST" any other business that may properly arise at the annual meeting, including adjournment. In order to avoid the additional expense to the Fund of further solicitation, we ask your cooperation in mailing your proxy card promptly.

Instructions for signing proxy cards

The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

1.  Individual accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.  Joint accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.  All other accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner
Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/18/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

Fort Dearborn Income Securities, Inc.

One North Wacker Drive
Chicago, Illinois 60606

Proxy statement

Annual meeting of shareholders to be held on December 7, 2012

This proxy statement is furnished to the shareholders of Fort Dearborn Income Securities, Inc. (the "Fund") in connection with the Board of Directors' solicitation of proxies to be used at the annual meeting of shareholders of the Fund to be held on December 7, 2012, at 1:00 p.m., Central Time, at the principal executive offices of the Fund at One North Wacker Drive, 38th Floor, Chicago, Illinois 60606, or any adjournment or adjournments thereof. This proxy statement and the related proxy card will first be mailed to shareholders on or about November 2, 2012.

A majority of the shares outstanding and entitled to vote on October 9, 2012 represented in person or by proxy, must be present to establish a quorum for the transaction of business at the meeting. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. It is expected that abstentions and broker non-votes will have no effect on Proposal 1. In the event that a quorum is not present at the annual meeting, shareholders present in person or the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the annual meeting in person or by proxy. If the meeting is adjourned, notice need not be given of the adjourned meeting at which the adjournment is taken. At any adjourned meeting, the Fund may transact any business which might have been transacted at the original meeting.

The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you give no voting instructions, your shares will be voted FOR the five nominees for Director named herein, and, in the proxies' discretion, either FOR or AGAINST any other business that may properly arise at the annual meeting, including questions of adjournment. You may revoke any proxy card by attending the annual meeting in person, giving another proxy or submitting a written notice of revocation to Mark Kemper, the Fund's Secretary, at UBS Global Asset Management (Americas), Inc., One North Wacker Drive, Chicago, Illinois 60606. Unless you are attending the annual meeting in person, to be effective, your revocation must be received by the Fund prior to the meeting and must indicate your name and account number. If you attend the annual meeting in person you may, if you wish, vote by ballot at the meeting, thereby canceling any proxy previously given. If your shares are held by your bank or broker, then in order to vote in person at the annual meeting, you will need to obtain a "Legal Proxy" from your bank or broker and present it to the Inspector of Election at the meeting.

As of the record date, October 9, 2012, the Fund had 8,775,665 shares of common stock outstanding. The solicitation of proxies, the cost of which will be borne by the Fund, will be made primarily by mail but also may include telephone and oral communications by regular employees of UBS Global Asset Management (Americas), Inc. ("UBS Global AM" or the "Advisor"), who will not receive any compensation therefor from the Fund. Each full share of the Fund outstanding is entitled to one vote, and each fractional share of the Fund outstanding is entitled to a proportionate share of one vote.

UBS Global AM serves as the Fund's investment advisor. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich and Basel, Switzerland. UBS AG operates in many areas of the financial services industry. The principal business offices of UBS Global AM are located at One North Wacker Drive, Chicago, Illinois 60606 and 1285 Avenue of the Americas, New York, New York 10019. The principal business address of UBS AG is Bahnhofstrasse 45, Zurich, Switzerland.

The Fund is sending to shareholders, in a separate mailing, the Fund's annual report for the fiscal year ended September 30, 2012. You may obtain, without charge, additional copies of the Fund's annual report and semi-annual report by: (1) written request to: UBS Global Asset Management (Americas), Inc., Attn: Mark F. Kemper, One North Wacker Drive, Chicago, Illinois 60606; or (2) calling the Fund's toll-free number: 1-800-647 1568. The Fund's annual and semi-annual report are also available, without charge, at www.ubs.com/us/en/asset_management/individual_investors/closed_end_funds.html.

Proposal 1. Election of directors

Proposal 1 relates to the election of Directors of the Fund. Management proposes the election of the five nominees named in the table on the following page. Each nominee has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of shareholders or until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. All of the nominees currently serve as Directors of the Fund and were last elected Director at the Fund's December 2011 annual meeting of shareholders. As described more fully below, all of the nominees have significant experience managing investment vehicles. All of the Fund's nominees are also on the boards of other funds managed by UBS Global AM. They have had experience as senior officers and directors of major business corporations and other investment advisors.

Directors are elected by a plurality vote of shareholders. Unless you give contrary instructions on the enclosed proxy card, your shares will be voted FOR the election of all five nominees. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted FOR such other nominee or nominees as management may recommend.

Directors, including those who are not "interested persons" of the Fund as that term is defined by the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Directors"), shall be elected by the affirmative vote of the holders of a plurality of the shares of the Fund cast in person or by proxy and entitled to vote thereon, provided a quorum is present, so that the nominees with the largest number of votes are elected as Fund Directors. There is no cumulative voting for the election of Directors. Proxies cannot be voted for a greater number of persons than the number of nominees named. None of the Directors or nominees beneficially owned 1% or more of the Fund's common stock and none of the executive officers beneficially owned any shares of the Fund's common stock as of October 9, 2012. In addition, the Directors and executive officers, as a group, beneficially owned less than 1% of the outstanding common stock of the Fund as of October 9, 2012.

Listed in the table on the following page, for each nominee, is a brief description of the nominee's experience as a Director of the Fund, as applicable, and as a director or trustee of other funds, as well as other recent professional experience.

Name, age, and address	Position(s) held with Fund	Length of time served	Principal occupation(s) during past 5 years	Number of portfolios in UBS Family of Funds Complex overseen by nominee	Other directorships held by nominee	Shares benefically owned directly or indirectly at October 9, 2012
Independent directors:
Adela Cepeda; 54 A.C. Advisory, Inc. 150 N. Wacker Drive, Suite 2160 Chicago, IL 60606	Director	Since 2000	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995). Ms. Cepeda is also a director of the Municipal Securities Rulemaking Board (since 2010).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM (Americas) serves as investment advisor or manager.	Ms. Cepeda is director (since August 2012) of BMO Financial Corp. (U.S. Holding Company for the BMO Harris Bank N.A.), director of the Mercer Funds (7 portfolios) (since 2005), trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) and director of Amalgamated Bank of Chicago. Ms. Cepeda was a director of Lincoln National Income Fund, Inc. (from 1992 to 2006), a director of Lincoln National Convertible Securities Fund, Inc. (from 1992 to 2006) and a director of Wyndam International, Inc. (from 2004 to 2006).	1,000

Name, age and address,	Position(s) held with Fund	Length of time served	Principal occupation(s) during past 5 years	Number of portfolios in UBS Family of Funds Complex overseen by nominee	Other directorships held by nominee	Shares benefically owned directly or indirectly at October 9, 2012
Frank K. Reilly; 76 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5649	Chair-person and Director	Since 1993	Mr. Reilly is the Bernard J. Hank Professor of Finance in the Mendoza College of Business at the University of Notre Dame (since 1982).	Mr. Reilly is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM (Americas) serves as investment advisor or manager.	Mr. Reilly is a director of Discover Bank, a subsidiary of Discover Financial Services and is Chairman of the Audit Committee for the Bank (since 1994).	15,517
Edward M. Roob; 78 c/o UBS Global AM (Americas) 1285 Avenue of the Americas New York, NY 10019	Director	Since 1993	Mr. Roob is retired (since 1993).	Mr. Roob is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM (Americas) serves as investment advisor or manager.	None	12,000

Name, age and address,	Position(s) held with Fund	Length of time served	Principal occupation(s) during past 5 years	Number of portfolios in UBS Family of Funds Complex overseen by nominee	Other directorships held by nominee	Shares benefically owned directly or indirectly at October 9, 2012
Abbie J. Smith; 59 University of Chicago The Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637	Director	Since 2011

Ms. Smith is a Boris and Irene Stern Professor of Accounting in The University of Chicago Booth School of Business (since 1980). In addition, Ms. Smith is a co-founding partner and Director of Research of Fundamental Investment Advisors (hedge fund) (co-founded in 2004, commenced operations in 2008) (since 2008). Formerly, Ms. Smith was a Marvin Bower Fellow at Harvard Business School (from 2001 to 2002).

Ms. Smith is a trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM (Americas) serves as investment advisor or manager.

Ms. Smith is a director (since 2000) of HNI Corporation and chair of the human resources and compensation committee (formerly known as HON Industries Inc.) (office furniture) and a director (since 2003) and chair of the audit committee of Ryder System Inc. (transportation, logistics and supply-chain management). In addition, Ms. Smith is a trustee/director (since 2000) and a member of the audit committee and portfolio performance committee of the Dimensional Funds complex (89 portfolios).

None

Name, age and address,	Position(s) held with Fund	Length of time served	Principal occupation(s) during past 5 years	Number of portfolios in UBS Family of Funds Complex overseen by nominee	Other directorships held by nominee	Shares benefically owned directly or indirectly at October 9, 2012
J. Mikesell Thomas; 61 1353 Astor Place Chicago, IL 60610	Director	Since 2002

Mr. Thomas is a principal with the investment firm Castle Creek Capital (since 2008), CEO of First Chicago Bank and Trust (since 2008) and President and sole shareholder of Mikesell Advisory Corp. (since 2009). He is the former President and CEO of Federal Home Loan Bank of Chicago (from 2004 to 2008) and of First Chicago Bancorp (from 2008 to 2011). Mr. Thomas was an independent financial advisor (from 2001 to 2004).

Mr. Thomas is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM (Americas) serves as investment advisor or manager.

Mr. Thomas is a director and chairman of the Audit Committee for Northshore University HealthSystem. Mr. Thomas was previously a director of First Chicago Bancorp (from 2008 to 2010) and First Chicago Bank and Trust (from 2008 to 2010).

None

Each Independent Director receives, for his or her service to the UBS Family of Funds Complex, an annual retainer of $160,000 paid quarterly for serving as a Board member. The chairperson of the Board also receives an annual retainer of $20,000 from the UBS Family of Funds Complex for his or her service to the Board. In addition, the chairs of the Audit Committee and the Nominating, Compensation and Governance Committee receive an annual retainer of $15,000 and $7,500, respectively, for their service to the Board. The UBS Family of Funds Complex also reimburses each Director and officer for out-of-pocket expenses in connection with travel and attendance at Board meetings. No officer, director or employee of UBS Global AM or any of its affiliates presently receives any compensation from the Fund for acting as a Board member or officer.

Compensation table

Name of person, position	Aggregate compensation from the Fund*	Pension or retirement benefits accrued as part of Fund expenses	Total compensation from the Fund and the UBS Family of Funds Complex**
Adela Cepeda, Director	$4,424	N/A	$167,500
Frank K. Reilly, Director and Chairperson	4,755	N/A	180,000
Edward M. Roob, Director	4,226	N/A	160,000
Abbie J. Smith, Director***	3,186	N/A	158,333
J. Mikesell Thomas, Director	4,623	N/A	175,000

*  Represents fees paid for service on the Board during the fiscal year ended September 30, 2012.

**  Represents fees paid for services during the fiscal year ended September 30, 2012 by four investment companies for which UBS Global AM (Americas) served as investment advisor or manager. The Fund does not have a bonus, pension, profit sharing or retirement plan.

***  The compensation shown for Ms. Smith represents fees paid from her election to the Fund's Board on December 2, 2011 through the fiscal year ended September 30, 2012.

Nominee ownership of fund shares

Nominee	Dollar range of equity securities in Fund†	Aggregate dollar range of equity securities in all registered investment companies overseen by nominee for which UBS Global AM serves as investment advisor or manager†
Independent Directors:
Adela Cepeda	$10,001—$50,000	$10,001—$50,000
Frank K. Reilly	over $100,000	over $100,000
Edward M. Roob	over $100,000	over $100,000
Abbie J. Smith	$0	$0
J. Mikesell Thomas	$0	$0

†  Information regarding ownership of shares of the Fund is as of October 9, 2012; information regarding ownership of shares in all registered investment companies overseen by nominee for which UBS Global AM (Americas) or an affiliate serves as investment advisor, sub-advisor or manager is as of September 30, 2012.

As of September 30, 2012, the Independent Directors and their immediate family members did not own any securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM.

Additional information

Information concerning independent registered public accounting firm

The Fund's financial statements for the fiscal year ended September 30, 2012 were audited by Ernst & Young LLP ("Ernst & Young"), independent registered public accounting firm. In addition, Ernst & Young prepares the Fund's federal and state annual income tax returns and provides certain non-audit services. The Audit Committee has considered whether the provision of those non-audit services is compatible with maintaining Ernst & Young's independence. In the past two fiscal years, the Audit Committee did not approve any services provided by Ernst & Young pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X. The Board of Directors of the Fund has selected Ernst & Young as the independent registered public accounting firm for the Fund for the fiscal year ending September 30, 2012. Ernst & Young has been the Fund's independent registered public accounting firm since the fiscal year ended September 30, 2001. Ernst & Young has informed the Fund that it has no material direct or indirect financial interest in the Fund.

Representatives of Ernst & Young will be present at the meeting via telephone.

Audit fees

For the fiscal years ended September 30, 2012 and September 30, 2011, the aggregate Ernst & Young audit fees for professional services rendered to the Fund were approximately $38,600 and $36,800, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

Audit-related fees

In each of the fiscal years ended September 30, 2012 and September 30, 2011, the aggregate audit-related fees billed by Ernst & Young for services rendered to the Fund that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $3,700 and $2,500, respectively.

Fees included in the audit-related fees category are those associated with reading and providing comments on the semi-annual statements.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

Tax fees

In each of the fiscal years ended September 30, 2012 and September 30, 2011, the aggregate tax fees billed by Ernst & Young for professional services rendered to the Fund were approximately $4,950 and $4,725, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audits. This category comprises fees for tax return preparation, review of excise tax calculations and FIN 48 review.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 201 of Regulation S-X during the fiscal years indicated above.

All other fees

In each of the fiscal years ended September 30, 2012 and September 30, 2011, there were no fees billed by Ernst & Young for products and services, other than the services reported above, rendered to the Fund.

Fees included in the "all other fees" category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the Fund.

There were no "all other fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

Pre-approval policies and procedures

The Audit Committee Charter contains the Audit Committee's pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a) To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to the Fund, and, in connection therewith, to review and evaluate the capabilities and independence of the auditors, and receive the auditors' specific representations as to their independence. In evaluating the auditor's qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the independent auditors and the Fund, as well as with the Fund's investment advisor or any control affiliate of the investment advisor that provides ongoing services to the Fund; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm's internal quality control procedures.

(b) To pre-approve all non-audit services to be provided to the Fund by the independent auditors when, without such pre-approval, the auditors would not be independent of the Fund under applicable federal securities laws, rules or auditing standards.

(c) To pre-approve all non-audit services to be provided by the Fund's independent auditors to the Fund's investment advisor or to any entity that controls, is controlled by or is under common control with the Fund's investment advisor ("advisor affiliate") and that provides ongoing services to the Fund, when, without such pre-approval by the Committee, the auditors would not be independent of the Fund under applicable federal securities laws, rules or auditing standards.

(d) To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.

(e) To consider whether the non-audit services provided by the Fund's independent auditor to the Fund's investment advisor or any advisor affiliate that provides on-going services to the Fund, which services were not pre-approved by the Committee, are compatible with maintaining the auditors' independence.

Aggregate non-audit fees

For the fiscal years ended September 30, 2012 and September 30, 2011, the aggregate non-audit fees billed by Ernst & Young of $184,022 and $185,275, respectively, included non-audit services rendered on behalf of the Fund of $8,650 and $7,225, respectively, and non-audit services rendered on behalf of the Fund's investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Fund of $175,372 and $178,050, respectively.

The Audit Committee has considered whether the provision of non-audit services that were rendered to the Fund's investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Ernst & Young's independence.

Additional information about the board of directors

The Board of Directors (the "Board") of the Fund met seven times during the fiscal year ended September 30, 2012. Each Director attended 75% or more of the Board meetings during the last fiscal year. In addition, no Directors attended less than 75% of the aggregate of the total number of meetings held by the Board and the total number of meetings held by all committees on which such Director served during the fiscal year ended September 30, 2012.

The Fund's Directors are not required to attend the Fund's annual meetings. All four of the then current Directors attended the annual meeting of shareholders in 2011.

The Board of Directors of the Fund is responsible for establishing the Fund's policies and for overseeing the management of the Fund. The Board of Directors elects the officers of the Fund, who, along with third party service providers, are responsible for administering the day-to-day operations of the Fund. The Board of Directors of the Fund is comprised entirely of Independent Directors that are not considered to be "interested persons" by reason of their relationship with the Fund's management or otherwise as defined under the 1940 Act. Frank K. Reilly, an Independent Director, is Chairman of the Board. As Chairman of the Board, Mr. Reilly approves agendas for Board meetings and generally facilitates communication and coordination among the Independent Directors and between the Independent Directors and management. Mr. Reilly also acts as liaison between the

Fund's Chief Compliance Officer and the Independent Directors with respect to compliance matters between scheduled Board meetings.

The Board of the Fund meets in person at least four times each year. At each in-person meeting, the Independent Directors meet in executive session to discuss matters outside the presence of management. In addition, the Board holds special telephonic meetings throughout the year and the Independent Directors also discuss other matters on a more informal basis at other times.

The Board has three standing committees, an Audit Committee, a Performance Committee and a Nominating, Compensation and Governance Committee (the "Nominating Committee"). As described below, through these Committees, the Independent Directors have direct oversight of the Fund's accounting and financial reporting policies, historical and ongoing performance, the selection and nomination of candidates to the Fund's Board and the Fund's governance procedures.

The Fund's Audit Committee is responsible for, among other things: (i) selecting, overseeing and setting the compensation of the Fund's independent registered public accounting firm; (ii) overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) overseeing the quality and objectivity of the Fund's financial statements and the independent audits thereof; and (iv) acting as a liaison between the Fund's independent registered public accounting firm and the full Board of Directors. A copy of the Audit Committee Charter was included as an appendix to last year's proxy statement. In fulfilling its duties, the Audit Committee has: (a) reviewed and discussed the Fund's audited financial statements with management; (b) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61; (c) received certain written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and discussed the independent auditors' independence with them; and (d) based upon its review of the above, recommended to the Board that the Fund's audited financial statements be included in the Fund's annual report to shareholders for the fiscal year ended September 30, 2011. It is anticipated the Audit Committee will conduct similar discussions and review for the fiscal year ended September 30, 2012. The Audit Committee currently consists of Mmes. Cepeda and Smith and Messrs. Reilly, Roob and Thomas, none of whom have any relationship to the Fund that may interfere with the exercise of their independence from management or the Fund and each of whom is independent as defined under listing standards of the NYSE applicable to closed-end funds. Each member of the Fund's Audit Committee is also a member of a similar committee established by the boards of certain other investment companies for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager. The Audit Committee met five times during the fiscal year ended September 30, 2012.

The Fund's Performance Committee has the responsibility, among other things, to: (i) review quarterly reports on the investment performance of the Fund; (ii) review the investment performance benchmarks and peer group comparisons and any proposed changes to such benchmarks or peer groups for the Fund; (iii) review and consider proposed changes to investment objectives and strategies and the use of new financial instruments for the Fund; and (iv) review the kind, scope and format of, and the time periods covered by, the investment performance data and related reports. The Performance Committee currently consists of Ms. Smith and Mr. Reilly, neither of whom have any relationship to the Fund that may interfere with the exercise of their independence from management or the Fund. Each member of the Fund's Performance Committee is also a member of a similar committee established by the boards of certain other investment companies for which UBS Global AM or an affiliate serves as investment advisor or manager. The Performance Committee was established in June 2012 and met one time during the fiscal year ended September 30, 2012.

The Board's Nominating Committee also acts pursuant to a written charter ("Nominating, Compensation and Governance Committee Charter"). The Nominating Committee is responsible for, among other things, selecting, evaluating and recommending to the Board candidates to be nominated as additional Independent Directors of the Board, periodically reviewing the composition of the Board, periodically reviewing Board governance procedures and recommending any appropriate changes thereto and periodically reviewing the compensation structure for Independent Directors. A copy of the Nominating, Compensation and Governance Committee Charter was included as an appendix to the Fund's 2010 proxy statement. The Nominating Committee currently consists of Mmes. Cepeda and Smith and Messrs. Reilly, Roob and Thomas, none of whom is an "interested person" for purposes of the 1940 Act, and all of whom are independent as defined under listing standards of the NYSE applicable to closed-end funds. The Nominating Committee met three times during the fiscal year ended September 30, 2012.

In nominating candidates, the Nominating Committee believes that no specific qualifications or disqualifications are controlling or paramount, or that specific qualities or skills are necessary for each candidate to possess. In identifying and evaluating nominees for Director, the Nominating Committee takes into consideration such factors as it deems appropriate. These factors may include: (i) whether or not the person is an "interested person" as defined in the 1940 Act, meets the applicable independence and experience requirements of the NYSE and is otherwise qualified under applicable laws and regulations to serve as a member of the Board; (ii) whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment advisor of the Fund, other Fund service providers or their affiliates; (iii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board member; (iv) the person's judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight; (v) the interplay of the candidate's experience with the experience of other Board members; and (vi) the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

While the Nominating Committee is solely responsible for the selection and recommendation to the Board of Board candidates, the Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among those board members who are independent board members. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Fund's outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Fund's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to Adela Cepeda, the chairperson of the Nominating Committee, care of Mark Kemper, Secretary of the Fund, at UBS Global Asset Management (Americas), Inc., One North Wacker Drive, Chicago, Illinois 60606. The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae.

The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Nominating Committee may also seek such additional information about the nominee as it considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of board members.

The Board also at times creates other committees of Board members to assist in the evaluation of specific matters. The Independent Directors have also engaged independent legal counsel, and have from time to time engaged consultants and other advisors to assist them in performing their oversight responsibilities.

Shareholders may send other communications to the Board by sending a letter to the chairperson of the Board of Directors, Mr. Frank K. Reilly, care of Mark Kemper, Secretary of the Fund, at UBS Global Asset Management (Americas), Inc., One North Wacker Drive, Chicago, Illinois 60606. The chairperson of the Board of Directors will relay shareholder communications to the other Board members.

The Board believes that the existing Board structure for the Fund is appropriate because it allows the Independent Directors to exercise independent judgment in evaluating the governance of the Fund and performance of the Fund's service providers.

Board oversight of risk management

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor. These reports address certain investment, valuation and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board's request or upon the initiative of the Advisor, including discussions with the Advisor's Chief Risk Officer. In addition, the Audit Committee of the Board meets at least annually with the Advisor's internal audit group to discuss the results of the internal audit group's examinations of the functions and processes of the Advisor that affect the Fund and to be advised regarding the internal audit group's plans for upcoming audits.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund. The Board discusses these reports and the performance of the Fund and investment risks with management of the Advisor at the Board's regular meetings. To the extent that the Advisor seeks to change the Fund's investment strategy that may have a material impact on the Fund's risk profile or invest in a new type of security or instrument, the Board generally is provided information on such proposed changes for the Board's approval.

With respect to valuation, the Advisor provides regular written reports to the Board that enables the Board to monitor fair valued securities in the Fund. Such reports also include information concerning illiquid securities held by the Fund. In addition, the Audit Committee reviews valuation procedures and pricing results with the Fund's independent registered public accounting firm in connection with such Committee's review of the results of the audit of the Fund's year end financial statements.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor's compliance group and meets regularly with the Fund's Chief Compliance Officer ("CCO") to discuss compliance issues, including compliance risks. As required under U.S. Securities and Exchange Commission ("SEC") rules, the Independent Directors meet at least quarterly in executive session with the CCO, and the Fund's CCO prepares and presents an annual written compliance report to the Board. The Board adopts compliance policies and procedures for the Fund and receives information about the procedures in place for the Fund's service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

At the request of the Board, the Advisor also has provided presentations to the Board with respect to the Advisor's operational risk management.

Executive officers

Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. None of the Fund's officers currently receives any compensation from the Fund. The executive officers of the Fund are:

Name, address, and age	Position(s) held with the Fund	Length of time served	Principal occupation(s) during past 5 years; number of portfolios in UBS Family of Funds Complex for which person serves as officer
Joseph J. Allessie*; 47	Vice President and Assistant Secretary	Since 2005

Mr. Allessie is an executive director (since 2007) (prior to which he was a director (since 2000)) and deputy general counsel (since 2005) at UBS Global AM (US) and UBS Global AM (Americas) (collectively, "UBS Global AM—Americas region"). Mr. Allessie is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Rose Ann Bubloski*; 44	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since March 2012) (prior to which she was an associate director) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a vice president and assistant treasurer of certain UBS funds (from 2004 to 2007). She was vice president at Cohen & Steers Capital Management, Inc. (investment manager) (from 2007 to 2008). She is vice president and assistant treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Name, address, and age	Position(s) held with the Fund	Length of time served	Principal occupation(s) during past 5 years; number of portfolios in UBS Family of Funds Complex for which person serves as officer
Mark E. Carver*; 49	President	Since 2010

Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM serves as investment advisor or manager.

Thomas Disbrow*; 46	Vice President, Treasurer and Principal Accounting Officer	Since 2004 and 2006, respectively

Mr. Disbrow is a managing director (since March 2011) (prior to which he was an executive director (since 2007)) and head of North Americas fund treasury (since 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Name, address, and age	Position(s) held with the Fund	Length of time served	Principal occupation(s) during past 5 years; number of portfolios in UBS Family of Funds Complex for which person serves as officer
Michael J. Flook*; 47	Vice President and Assistant Treasurer	Since 2006

Mr. Flook is a director (since 2010) (prior to which he was an associate director (since 2006)) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Flook is a vice president and assistant treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region serve as investment advisor or manager.

Christopher S. Ha*; 32	Vice President and Assistant Secretary	Since September 2012

Mr. Ha is a director and associate general counsel (since September 2012) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, Mr. Ha was of counsel at Buhler, Duggal & Henry LLP (law firm)(from March 2012 to July 2012) and an associate attorney at Dechert LLP (law firm)(from 2007 to 2009). Mr. Ha is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Mark F. Kemper**; 54	Vice President and Secretary	Since 1999

Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region (since 2004), secretary of UBS Global Asset Management Trust Company (since 1993) and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Name, address, and age	Position(s) held with the Fund	Length of time served	Principal occupation(s) during past 5 years; number of portfolios in UBS Family of Funds Complex for which person serves as officer
Joanne M. Kilkeary*; 44	Vice President and Assistant Treasurer	Since 2006

Ms. Kilkeary is a director (since 2008) (prior to which she was an associate director (since 2000)) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Tammie Lee*; 41	Vice President and Assistant Secretary	Since 2005

Ms. Lee is an executive director (since 2010) (prior to which she was a director (since 2005)) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Joseph McGill*; 50	Vice President and Chief Compliance Officer	Since 2004

Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Mr. McGill is a vice president and chief compliance officer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Nancy D. Osborn*; 46	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Name, address, and age	Position(s) held with the Fund	Length of time served	Principal occupation(s) during past 5 years; number of portfolios in UBS Family of Funds Complex for which person serves as officer
Eric Sanders*; 47	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Andrew Shoup*; 56	Vice President and Chief Operating Officer	Since 2006

Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Mr. Shoup is a vice president and chief operating officer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

Keith A. Weller*; 50	Vice President and Assistant Secretary	Since 2004

Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region serves as investment advisor or manager.

*  This person's business address is 1285 Avenue of the Americas, New York, NY 10019-6028.

**  This person's business address is One North Wacker Drive, Chicago, IL 60606-2807.

Ownership of shares

As of October 9, 2012, the following persons or entities were known by the Fund to be owners of more than 5% of the Fund's common stock. The Fund has no knowledge whether the record holdings reported below are also held beneficially.

Name and address of beneficial owner	Amount and nature of ownership	Percent of Fund
DTC PO Box 20 Bowling Green Stn New York, NY 10274	7,690,670 shares of common stock of the Fund	87.67%

Other than as set forth above, as of October 9, 2012, Management of UBS Global AM did not know of any other person who owned of record or beneficially 5% or more of the common stock of the Fund.

Section 16(a) beneficial ownership reporting compliance

The Fund is not aware of any outstanding report required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 by any Board member or officer.

Shareholder proposals

The Fund anticipates mailing this proxy statement on or about November 2, 2012. In addition, the Fund anticipates that its next annual meeting of shareholders will be held on or around the same date next year. Any shareholder who wishes to submit proposals for inclusion in the Fund's proxy statement and proxy card to be considered at the Fund's 2013 annual meeting of shareholders should send such proposals to Mark Kemper, the Secretary of the Fund, at UBS Global Asset Management (Americas), Inc., One North Wacker Drive, Chicago, Illinois 60606. In order for such proposals to be included in the Fund's proxy statement and proxy card relating to the 2013 annual meeting of shareholders, shareholder proposals must be received by the Fund no later than July 5, 2013 and must satisfy other requirements of the federal securities laws. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement. A shareholder who wishes to make a proposal at the Fund's 2013 annual shareholders' meeting without including the proposal in the Fund's proxy statement and proxy card must notify the Fund of such proposal by directing such notice to the Secretary of the Fund at the address set forth above by no later than September 18, 2013. If a shareholder fails to give notice to the Fund by this date, then the persons named as proxies in the proxies solicited by the Board for the 2013 annual meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

Other business

Management knows of no business to be presented at the meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund.

By order of the Board of Directors,

Mark F. Kemper
Vice President and Secretary

November 2, 2012

It is important that you execute and return your proxy promptly.

Fort
Dearborn Income
Securities, Inc.

Proxy
statement

Fort
Dearborn Income
Securities, Inc.

Notice of
annual meeting
to be held on
December 7, 2012
and
proxy statement

FORT DEARBORN
INCOME SECURITIES, INC.		C123456789
IMPORTANT ANNUAL MEETING INFORMATION	000004	000000000.000000 ext	000000000.000000 ext
ENDORSEMENT_LINE___________ SACKPACK_________		000000000.000000 ext	000000000.000000 ext
		000000000.000000 ext	000000000.000000 ext

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Election of Directors — The Board of Directors recommends a vote FOR the listed nominees.

1.	Nominees:	For	Withhold		For	Withhold		For	Withhold
	01 - Adela Cepeda	☐	☐	02 - Frank K. Reilly	☐	☐	03 - Edward M. Roob	☐	☐

	04 - Abbie J. Smith	☐	☐	05 - J. Mikesell Thomas	☐	☐

Non-Voting Items

Change of Address — Please print new address below.

Authorized Signatures — This section must be completed for your vote to be counted. – Date and Sign Below

If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or other entity, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. Sign exactly as name appears hereon.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

C 1234567890 1 U P X	J N T 1 4 5 1 7 7 1	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

01J61A

 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — FORT DEARBORN INCOME SECURITIES, INC.

ANNUAL MEETING OF SHAREHOLDERS – December 7, 2012

The undersigned hereby appoints as proxies, Joseph J. Allessie and Tammie Lee, and each of them (with full power of substitution) to represent the undersigned and to vote for the undersigned all shares of common stock of the undersigned at the aforesaid meeting and any adjournment or postponement thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed.  If no instructions are received, this proxy shall be deemed to grant authority to vote “FOR” proposal 1. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof. This proxy is solicited on behalf of the Board of Directors of Fort Dearborn Income Securities, Inc.

YOUR VOTE IS IMPORTANT. Please date and sign this proxy on the reverse side and return it in the enclosed.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE	SEE REVERSE SIDE